                                                               EXHIBIT(h)(3)(ii)

[ING  FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             -----------------------------
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       -------------------------
Name:  EDWARD G. McGANN
Title: MANAGING DIRECTOR

337 E. Doubletree Ranch Rd.      Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034        Fax: 480-477-2700
                                 www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                  EFFECTIVE DATE
----                                                  --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A               May 17, 2004
   ING Corporate Leaders Trust - Series B               May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                 June 9, 2003
   ING Disciplined LargeCap Fund                        June 9, 2003
   ING Equity and Bond Fund                             June 9, 2003
   ING Financial Services Fund                          June 9, 2003
   ING LargeCap Growth Fund                             June 9, 2003
   ING LargeCap Value Fund                            February 1, 2004
   ING MidCap Opportunities Fund                        June 9, 2003
   ING MidCap Value Fund                                June 9, 2003
   ING Principal Protection Fund                        June 2, 2003
   ING Principal Protection Fund II                     June 2, 2003
   ING Principal Protection Fund III                    June 2, 2003
   ING Principal Protection Fund IV                     June 2, 2003
   ING Principal Protection Fund V                      June 2, 2003
   ING Principal Protection Fund VI                     June 2, 2003
   ING Principal Protection Fund VII                     May 1, 2003
   ING Principal Protection Fund VIII                  October 1, 2003
   ING Principal Protection Fund IX                   February 2, 2004
   ING Principal Protection Fund X                       May 3, 2004
   ING Principal Protection Fund XI                    August 16, 2004
   ING Principal Protection Fund XII                  November 15, 2004
   ING Principal Protection Fund XIII                 February 14, 2005
   ING Principal Protection Fund XIV                   April 25, 2005
   ING Real Estate Fund                                 June 9, 2003
   ING SmallCap Opportunities Fund                      June 9, 2003
   ING SmallCap Value Fund                              June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                        April 7, 2003
   ING GNMA Income Fund                                 April 7, 2003
   ING High Yield Bond Fund                             April 7, 2003
   ING Intermediate Bond Fund                           April 7, 2003
   ING Lexington Money Market Trust                     April 7, 2003
   ING Money Market Fund                                April 7, 2003
   ING National Tax-Exempt Bond Fund                    April 7, 2003

ING GET FUND
   ING GET Fund - Series G                              July 14, 2003
   ING GET Fund - Series H                              July 14, 2003
   ING GET Fund - Series I                              July 14, 2003
   ING GET Fund - Series J                              July 14, 2003
   ING GET Fund - Series K                              July 14, 2003
   ING GET Fund - Series L                              July 14, 2003
   ING GET Fund - Series M                              July 14, 2003
   ING GET Fund - Series N                              July 14, 2003
   ING GET Fund - Series P                              July 14, 2003
   ING GET Fund - Series Q                              July 14, 2003
   ING GET Fund - Series R                              July 14, 2003
   ING GET Fund - Series S                              July 14, 2003
   ING GET Fund - Series T                              July 14, 2003
   ING GET Fund - Series U                              July 14, 2003
   ING GET Fund - Series V                             March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                    June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                    January 6, 2003
   ING Alliance Mid Cap Growth Portfolio               January 6, 2003
   ING American Funds Growth Portfolio                September 2, 2003
   ING American Funds Growth-Income Portfolio         September 2, 2003
   ING American Funds International Portfolio         September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio     January 13, 2003
   ING Capital Guardian Managed Global Portfolio      January 13, 2003
   ING Capital Guardian Small Cap Portfolio           January 13, 2003
   ING Developing World Portfolio                     January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio      January 6, 2003
   ING Evergreen Health Sciences Portfolio               May 3, 2004
   ING Evergreen Omega Portfolio                         May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio          January 6, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio         January 6, 2003
   ING Hard Assets Portfolio                          January 13, 2003
   ING International Portfolio                        January 13, 2003
   ING Janus Special Equity Portfolio                 January 13, 2003
   ING Jennison Equity Opportunities Portfolio         January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio            January 13, 2003
   ING Julius Baer Foreign Portfolio                  January 13, 2003
   ING Legg Mason Value Portfolio                     January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio             May 1, 2004
   ING LifeStyle Growth Portfolio                        May 1, 2004
   ING LifeStyle Moderate Growth Portfolio               May 1, 2004
   ING LifeStyle Moderate Portfolio                      May 1, 2004

ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                 January 6, 2003
   ING Liquid Assets Portfolio                         January 6, 2003
   ING Marsico Growth Portfolio                       January 13, 2003
   ING Mercury Focus Value Portfolio                   January 6, 2003
   ING Mercury Large Cap Growth Portfolio              January 6, 2003
   ING MFS Mid Cap Growth Portfolio                   January 13, 2003
   ING MFS Total Return Portfolio                     January 13, 2003
   ING Oppenheimer Main Street Portfolio(R)           January 13, 2003
   ING PIMCO Core Bond Portfolio                      January 13, 2003
   ING PIMCO High Yield Portfolio                     November 5, 2003
   ING Salomon Brothers All Cap Portfolio              January 6, 2003
   ING Salomon Brothers Investors Portfolio            January 6, 2003
   ING Stock Index Portfolio                          November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio   January 13, 2003
   ING T. Rowe Price Equity Income Portfolio          January 13, 2003
   ING UBS U.S. Balanced Portfolio                     January 6, 2003
   ING Van Kampen Equity Growth Portfolio             January 13, 2003
   ING Van Kampen Global Franchise Portfolio          January 13, 2003
   ING Van Kampen Growth and Income Portfolio         January 13, 2003
   ING Van Kampen Real Estate Portfolio               January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                       November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                        November 3, 2003
   ING Foreign Fund                                     July 1, 2003
   ING Global Equity Dividend Fund                    September 2, 2003
   ING Global Real Estate Fund                        November 3, 2003
   ING International Fund                             November 3, 2003
   ING International SmallCap Growth Fund             November 3, 2003
   ING Precious Metals Fund                           November 3, 2003
   ING Russia Fund                                    November 3, 2003
   ING Worldwide Growth Fund                          November 3, 2003

ING PARTNERS, INC.
   ING Fidelity(R) VIP Contrafund(R) Portfolio        November 15, 2004
   ING Fidelity(R) VIP Equity Income Portfolio        November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio               November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio              November 15, 2004

ING SERIES FUND, INC.
   Brokerage Cash Reserves                              June 2, 2003
   ING Aeltus Money Market Fund                         June 2, 2003
   ING Balanced Fund                                    June 2, 2003

ING SERIES FUND, INC. (CONT.)
   ING Classic Principal Protection Fund II              June 2, 2003
   ING Classic Principal Protection Fund III             June 2, 2003
   ING Classic Principal Protection Fund IV              June 2, 2003
   ING Equity Income Fund                                June 9, 2003
   ING Global Science and Technology Fund                June 2, 2003
   ING Government Fund                                   June 2, 2003
   ING Growth Fund                                       June 9, 2003
   ING Index Plus LargeCap Fund                          June 9, 2003
   ING Index Plus MidCap Fund                            June 9, 2003
   ING Index Plus Protection Fund                        June 2, 2003
   ING Index Plus SmallCap Fund                          June 9, 2003
   ING International Growth Fund                       November 3, 2003
   ING Small Company Fund                                June 9, 2003
   ING Strategic Allocation Balanced Fund                June 2, 2003
   ING Strategic Allocation Growth Fund                  June 2, 2003
   ING Strategic Allocation Income Fund                  June 2, 2003
   ING Value Opportunity Fund                            June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio        July 7, 2003
   ING VP Strategic Allocation Growth Portfolio          July 7, 2003
   ING VP Strategic Allocation Income Portfolio          July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                    July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                June 13, 2003
   ING GET U.S. Core Portfolio - Series 2             September 12, 2003
   ING GET U.S. Core Portfolio - Series 3              December 12, 2003
   ING GET U.S. Core Portfolio - Series 4               March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                June 11, 2004
   ING GET U.S. Core Portfolio - Series 6             September 10, 2004
   ING GET U.S. Core Portfolio - Series 7              December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                June 8, 2005
   ING GET U.S. Opportunity Portfolio - Series 1              TBD
   ING GET U.S. Opportunity Portfolio - Series 2              TBD
   ING VP Worldwide Growth Portfolio                   November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio        July 7, 2003
   ING VP Growth Portfolio                               July 7, 2003
   ING VP Index Plus LargeCap Portfolio                  July 7, 2003
   ING VP Index Plus MidCap Portfolio                    July 7, 2003

ING VARIABLE PORTFOLIOS, INC. (CONT.)
   ING VP Index Plus SmallCap Portfolio                 July 7, 2003
   ING VP International Equity Portfolio              November 3, 2003
   ING VP Small Company Portfolio                       July 7, 2003
   ING VP Value Opportunity Portfolio                   July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                        October 6, 2003
   ING VP Disciplined LargeCap Portfolio               October 6, 2003
   ING VP Financial Services Portfolio                   May 1, 2004
   ING VP High Yield Bond Portfolio                    October 6, 2003
   ING VP International Value Portfolio               November 3, 2003
   ING VP LargeCap Growth Portfolio                    October 6, 2003
   ING VP MagnaCap Portfolio                           October 6, 2003
   ING VP MidCap Opportunities Portfolio               October 6, 2003
   ING VP Real Estate Portfolio                          May 1, 2004
   ING VP SmallCap Opportunities Portfolio             October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                         July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                    November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                      July 7, 2003

ING VP MONEY MARKET PORTFOLIO                           July 7, 2003

ING VP NATURAL RESOURCES TRUST                         October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                      October 6, 2003
   The Bond Portfolio                                  October 6, 2003
   The Money Market Portfolio                          October 6, 2003
   The Stock Portfolio                                 October 6, 2003